UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2017

USCF FUNDS TRUST
(Exact name of registrant as specified in its charter)
Delaware	001-38152	38-7159729
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1999 Harrison Street, Suite 1530 Oakland, California 94612
(510) 522-9600	(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K of USCF Funds Trust (the “Registrant”), filed on August 29, 2017 (the “Original Form 8-K”). Following the filing of the Original Form 8-K, the Registrant discovered that the Original Form 8-K had been assigned the wrong file number on EDGAR.  The Original Form 8-K was assigned to the file number associated with the registration statement on Form S-1 with respect to one of the Registrant’s trust series (File No. 333-210718), which has not been declared effective, instead of the reporting file number for the Registrant under the Securities Exchange Act of 1934 (File No. 001-38152). The Registrant is amending the Original Form 8-K solely to correct the file number. No disclosure was changed in connection with this correction to the file number.

Item 7.01. Regulation FD Disclosure.

On August 29, 2017, USCF Funds Trust (the “Registrant”), and United States 3x Oil Fund (“USOU”) and United States 3x Short Oil Fund (“USOD”), each a series of the Registrant, issued their monthly account statements for the month ended July 31, 2017, which are presented in the form of Statements of Income (Loss) and Statements of Changes in Net Asset Value, as required pursuant to Rule 4.22 under the Commodity Exchange Act. A copy of the monthly account statements is furnished as Exhibit 99.1 to this Current Report on Form 8-K and also can be found on USOU’s and USOD’s website at www.uscfinvestments.com. The information furnished in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Monthly Account Statements of the Registrant, USOU and USOD for the month ended July 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USCF FUNDS TRUST
	By:	United States Commodity Funds LLC, its sponsor

Date: September 26, 2017	By:	/s/ Stuart P. Crumbaugh
	Name:	Stuart P. Crumbaugh
	Title:	Chief Financial Officer